EXHIBIT 10.2

                                MERGER AGREEMENT


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                                MERGER AGREEMENT

         This Agreement is made this _____ day of ____________, 2000, by and between U. S. CANCER CARE, INC., a Delaware corporation, FLORIDA CANCER CENTER - BEACHES, P.A., a Florida professional association, and WALTER P. SCOTT, an individual ("Scott"), SHYAM B. PARYANI, an individual ("Paryani"), DOUGLAS W. JOHNSON, an individual ("Johnson"), and JOHN WHITFIELD WELLS, JR., an individual ("Wells"), SONJA SCHOPPEL, an individual, and ABHIJIT DESHMUKH, an individual.

                                    RECITALS

         A. Scott, Paryani, Johnson, Wells, Schoeppel and Deshmukh own all of the issued and outstanding stock in Florida Cancer Center - Beaches, P.A., a Florida professional association.

         B. Florida Cancer Center - Beaches, P.A., owns and operates a radiation oncology center in Jacksonville Beach, Florida.

         C. Scott, Paryani, Johnson, Wells, Schoeppel and Deshmukh and Florida Cancer Center - Beaches, P.A., wish to merge Florida Cancer Center - Beaches, P.A., into U.S. Cancer Care, Inc. and U.S. Cancer Care, Inc. desires that Florida Cancer Center - Beaches, P.A., be merged into U.S. Cancer Care, Inc. with U.C. Cancer Care, Inc. as the surviving corporation.

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                                    AGREEMENT
                                    ARTICLE I
                          DEFINITIONS AND CONSTRUCTION

                  1.1 DEFINITIONS. For purposes of this Agreement, unless the context otherwise requires, the following terms have the respective meanings set out below and are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         a. "Agreement" shall mean and refer to this Merger Agreement.

         b. "Blue Sky Laws" shall mean the laws of any state, the District of Columbia or territory of the United States regulating the issuance, offer for sale, or sale of securities.

         c. "Capital Equipment" shall mean only such durable equipment as costs more than $1,000 per unit or item of equipment and which has a useful life exceeding 1 year.

         d. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         e.  "Closing"  shall  mean  the   consummation   of  the   transactions
contemplated in this Agreement as described in Article XIII.

         f. "Closing Date" shall, except as otherwise provided in Section 13.1, be three days following the date upon which the last of the conditions specified in Articles X and XI hereof shall be satisfied, but in no event later than December 30, 2000, except as otherwise provided herein.

         g. "Company" shall mean Florida Cancer Center - Beaches, P.A., a Florida professional association.

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         h. "Material  Adverse Effect" shall mean,  with respect to a Person,  a material adverse effect on the condition (financial or otherwise), assets, business, prospects or results of operations of such Person.

         i. "Merger Date" shall be the date the merger of the Company into U.S. Cancer Care, Inc., is effective under the law of the State of Delaware.

         j. "Person" shall mean any individual, corporation, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, firm or other entity or government or any agency or political subdivision thereof.

         k. "Preferred USCC Shares" shall mean the Series C Preferred Stock authorized and issued by U.S. Cancer Care, Inc. and shall be in the form attached hereto as Exhibit 1.1.k, and in the event of a reorganization, merger, consolidation, share exchange, or reclassification, other than a change in par value, or from par value to no par value, shall include within this definition shares which the preferred stock shareholders of U.S. Cancer Care, Inc. would have been entitled to receive as a result of such reorganization, share exchange, reclassification, merger, or consolidation

         l. "Securities Act" shall mean the Securities Act of 1933, as amended, 15 U.S.C. sections 77a, et seq.

         m. "Shareholders" shall mean Scott, Paryani, Johnson, Wells, Schoeppel and Deshmukh and "Shareholder" shall mean any one of the Shareholders.

         n. "USCC" shall mean U. S. Cancer Care, Inc., a Delaware corporation.

         o. "USCC Shares" shall mean those validly issued, fully paid and nonassessable shares of USCC one cent par value per share common stock which the Series C Preferred Stock shall be convertible to, and in the event of a reorganization, merger, consolidation, share exchange, or reclassification, other than a change in par value, or from par value to no par value, shall

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include within this  definition  shares which the common stock  shareholders  of
USCC would have been entitled to receive as a result of such reorganization, share exchange, reclassification, merger, or consolidation.

                  1.2      CONSTRUCTION.
                           ------------

         a. Captions of Articles, Sections and Subsections of this Agreement are inserted for convenience only and shall not affect the meaning or construction of the contents of this Agreement.

         b. Exhibits to this Agreement are integral parts of this Agreement and are hereby incorporated herein.

         c. References in this Agreement to Articles, Sections, and Subsections, unless specifically stated otherwise, are to the articles, sections and subsections of this Agreement.

         d. "Shall" and "will" as used in this Agreement refer to mandatory acts; "may" refers to permissive acts.

                                   ARTICLE II
                                     MERGER

         2.1. MERGER. The Company shall be merged with and into USCC in accordance with the laws of the States of Florida and Delaware. The separate corporate existence of the Company shall thereupon cease and the corporate existence of USCC shall continue.

         2.2. NAME OF SURVIVING CORPORATION. The name the surviving corporation shall have following the merger shall be USCC.

         2.3. PROPERTY AND RIGHTS TO USCC. On the Merger Date, the separate existence of the Company shall cease. Except as herein otherwise specifically set forth, from and after the Merger Date, all property, real, personal and mixed of the Company, and all debts due on whatever account to it, including all

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choses in action and all and every other  interest of or  belonging to it, shall be taken by and deemed to be transferred to and vested in USCC without further act or deed; and all such property and rights and all and every other interest of the Company shall be thereafter as effectually the property of USCC as they were of the Company.

         2.4. ASSUMPTION OF OBLIGATIONS BY USCC. From and after the Merger Date, USCC shall be liable and responsible for all the liabilities and obligations of the Company. The rights of the creditors of the Company, or of any person dealing with the Company, or any liens upon the property of the Company, shall not be impaired by this merger, and any claim existing or action or proceeding pending by or against the Company may be prosecuted to judgment as if this merger had not taken place, or USCC may be proceeded against or substituted in place of the Company. The identity, existence, purposes, powers, franchises, rights, immunities and liabilities of USCC shall continue unaffected and unimpaired by the merger.

         2.5. ARTICLES AND CERTIFICATE OF MERGER. Prior to the Closing Date, USCC shall submit Articles of Merger to the Florida Department of State for filing which Articles shall identify the Closing Date as the effective date of the merger. A certificate of merger shall be duly prepared, executed and acknowledged by USCC and thereafter delivered to the Secretary of State of the State of Delaware for filing as provided in the Delaware General Corporations Law on the Closing Date. The Merger shall become effective upon the filing of a certificate of merger in accordance with the Delaware General Corporations Law.

         2.6. REORGANIZATION INTENDED. This Agreement is intended to be a plan of reorganization within the meaning of Section 368 of the Code. USCC shall cooperate in good faith with the Shareholders to achieve the federal income tax treatment afforded to reorganizations as described in that statute, but, except as otherwise provided herein, USCC does not promise, assure, guaranty or warrant that the transactions described herein shall constitute a reorganization as

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defined in Section  368 of the Code or that any  particular  federal  income tax treatment shall be accorded the Shareholders who assume all risk for, and have sole liability for the payment of, any and all federal income taxes, interest and penalties assessed to them as a consequence of the transactions described in this Agreement.

                                   ARTICLE III
                           ARTICLES, BYLAWS, OFFICERS

         3.1. ARTICLES OF INCORPORATION. The articles of incorporation of USCC, as in effect immediately prior to the Closing Date, shall, after the merger, continue to be the articles of incorporation of USCC until duly amended in accordance with law, and no change to such articles of incorporation shall be effected by the merger.

         3.2. BYLAWS. The bylaws of USCC, as in effect immediately prior to the Closing Date, shall, after the merger, continue to be the bylaws of USCC until duly amended in accordance with law, and no change to such bylaws shall be effected by the merger.

         3.3. OFFICERS. The person or persons who are the director(s) and officers of USCC immediately prior to the Closing Date shall, after the merger, continue as the director(s) and officers of USCC without change, to serve, subject to the provisions of the bylaws of USCC, until their successors have been duly elected and qualified in accordance with the laws of the state of Delaware and the articles of incorporation and bylaws of USCC.

                                   ARTICLE IV
                           CONVERSION OF SHARES IN THE
                        COMPANY FOR PREFERRED USCC SHARES

         On the Closing Date, and subject to the terms and conditions set forth in this Agreement, each outstanding share of the Company shall be converted into Preferred USCC Shares as hereinafter provided. Each Shareholder shall surrender

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the certificate or certificates  representing  his shares in the Company to USCC for cancellation or transfer and each Shareholder shall be entitled to receive a certificate or certificates representing the Preferred USCC Shares to be issued to him pursuant to this Agreement. No other cash, shares, securities or obligations will be distributed or issued pursuant to the merger herein provided for except as provided in Sections 5.2 and 13.3.

                                    ARTICLE V
                       CONVERSION VALUE AND EXCHANGE RATIO

         5.1 SHARE VALUES. The value of one of the shares of the Company for purposes of the exchange for Preferred USCC shares shall be $4,166.67 Dollars. The value of one Share of Preferred USCC Shares for purposes of the exchange for shares of the Company shall be $2,500.00 Dollars.

         5.2 EXCHANGE. USCC shall issue to each Shareholder 166.6666 shares of Preferred USCC SHAres for each 100 shares of the Company held by a Shareholder. AS a result of the transaction contemplated herein, the Shareholders shall receive 1000 preferred USCC Shares for a total value of $2.5 Million.

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                                   ARTICLE VI
                        THE SELLERS' REPRESENTATIONS AND
                    COVENANTS RESPECTING THE SERIES C SHARES

                  6.1 ACQUISITION OF PREFERRED USCC SHARES FOR THE SHAREHOLDERS' ACCOUNTS. The Shareholders will acquire the Preferred USCC Shares for investment for their own accounts, and not with a view to, or for resale in connection with, any distribution thereof, and the Shareholders have no present intention of selling or distributing the Preferred USCC Shares. The Shareholders understand that the Preferred USCC Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein.

                  6.2 ACCESS TO DATA. The Shareholders have had an opportunity to discuss USCC's business, management and financial affairs with its management and to obtain any additional information that the Shareholders have deemed necessary or appropriate for deciding whether or not to acquire the Preferred USCC Shares.

                  6.3 NO FAIRNESS DETERMINATION. The Shareholders are aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment in the Preferred USCC Shares, nor made any recommendation or endorsement of the Preferred USCC Shares.

                  6.4 KNOWLEDGE AND EXPERIENCE. The Shareholders have such knowledge and experience in financial and business matters, that they are capable of evaluating the merits and risks of an investment in the Preferred USCC Shares, and they are able to bear the economic risk of such investment.

                  6.5 ECONOMIC RISK. The Shareholders are aware that they must bear the economic risk of the investment in the Preferred USCC Shares for an indefinite period of time because the Preferred USCC Shares have not been registered under the Securities Act or any applicable Blue Sky Law and the

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Preferred  USCC Shares  cannot be sold unless they are  subsequently  registered under the Securities Act and any applicable Blue Sky Law, or an exemption from such registration is available.

                   6.6 LEGENDS. Shareholders understand that the certificates for the Preferred USCC Shares and, until such time as the conversion shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchasers under Rule 144 may be sold by Shareholders under Rule 144, the certificates for the conversion shares may bear a restrictive legend in substantially the following form:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

          The legend set forth above shall be removed and USCC shall issue a certificate without such legend to the holder of Preferred USCC Shares upon which it is stamped if, unless otherwise required by state securities laws, (a) the sale of such security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (b) such holder provides USCC

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with an opinion of counsel, in form,  substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such security may be made without registration under the Securities Act; or (c) such holder provides USCC with reasonable assurances that such security can be sold under Rule 144. Each Shareholder agrees to sell all Preferred USCC Shares, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any security and thereafter the effectiveness of a registration statement covering such security is suspended or USCC determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to such Shareholder, USCC may require that the above legend be placed on any such security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and Shareholders shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such security may again be sold pursuant to an effective registration statement or under Rule 144.

                  6.7 RELIANCE. The Shareholders are aware that USCC is relying on the accuracy of the above representations to establish compliance with Federal and State securities laws.

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES
                               BY THE SHAREHOLDERS

                  The   Shareholders   and   the   Company,   collectively   and
individually, represent and warrant to USCC as follows (each of which representations and warranties is a material consideration and inducement to
USCC):

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                  7.1  STANDING  OF  COMPANY.  The Company is, as of the date of execution of this Agreement, a professional association, and is duly organized, in good standing, and validly existing under the laws of the State of Florida, and has all necessary powers to own its properties and to carry on its business as now owned and operated by it.

                7.2. CAPITAL STRUCTURE OF THE COMPANY. The Company has an authorized capital of 7,500 shares of common stock having a par value of $1.00 per share, of which 600 shares are outstanding. All the shares have been validly issued to the Shareholders and are fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating the Company to issue from its treasury any additional shares of its capital stock of any class.

                  7.3. TITLE TO THE SHARES IN THE COMPANY. The Shareholders are the owners, beneficially and of record, of all of the issued and outstanding shares in the Company free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges and restrictions, other than those rights granted USCC in this Agreement.

                  7.4. COMPANY FINANCIAL STATEMENTS. Exhibit 7.4 to this Agreement sets forth (a) statements of operations prepared on a modified cash basis method of accounting for each of the two most recently concluded fiscal years of the Company and (b) financial statements prepared on a modified cash basis method of accounting for all concluded quarters of the Company's present fiscal year. The financial statements have been prepared on a modified cash basis of accounting which has been consistently followed by the Company throughout the periods covered by the financial statements set forth as Exhibit 7.4.

                  7.5. ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no debt, liability or obligation of any nature, whether accrued, absolute,

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contingent,  or  otherwise,  and whether due or to become due, that has not been included in the financial statements as set forth in Exhibit 7.5 to this Agreement, except for (a) such debt as may have been incurred after the date of that balance sheet and/or (b) those debts that are not required to be reflected on financial statements prepared in accordance with the modified cash basis method of accounting employed by the Company and/or (c) any debt of Company incurred pursuant to the provisions of Article XII. All debts, liabilities, and obligations incurred after the date of the most recent of the financial statements set forth in Exhibit 7.5 other than any debt to USCC incurred pursuant to the provisions of Article XII were incurred in the ordinary course of business and are usual and normal in amount both individually and in the aggregate.

                  7.6 RECOUPMENTS. No sums are repayable by the Company as recoupment to any insurer (including any federal or state Medicare or Medicaid payor).

                  7.7. ASSETS. Exhibit 7.7 to this Agreement is a complete list of all property, both real and personal, tangible and intangible, owned directly or beneficially by the Company. The Company has good and marketable title to all of the assets and interest in assets set forth in that list. Except as otherwise required by Article XII, all the assets set forth in that list are free and clear of liens, pledges, charges, encumbrances, equities, and claims. The Shareholders make no representations or warranties concerning the condition of the tangible personal property of the Company.

                  7.8 ACCOUNTS RECEIVABLE. Exhibit 7.8 to this Agreement contains (a) a complete and accurate list of the accounts receivable of the company before insurance adjustments and any allowance for doubtful accounts as of November 30, 2000, together with an accurate aging of these accounts and (b) the report valued said accounts receivable at $360,000.00 Dollars. These accounts receivable, and all accounts receivable of the Company created after that date, arose from valid transactions in the ordinary course of business and have the value assigned to them by the Company.

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                  7.9.  ABSENCE OF  CHANGES  CONCERNING  COMPANY.  Except as set
forth on Exhibit 7.9, and except with respect to transactions contemplated herein or in any agreement executed and delivered in connection herewith, since the date of the most recent financial statement referred to in Section 7.4 there has not been any:

         (a) Transaction by the Company other than in the ordinary course of its business as conducted on that date which transaction could reasonably be expected to have a Material Adverse Effect on the Company;

         (b) Capital expenditure by the Company exceeding $10,000 (other than any capital expenditure made pursuant to the provisions of Article XII);

         (c) Any change in the financial condition, liabilities, assets, business or prospects of the Company which could reasonably be expected to have a Material Adverse Effect on the Company;

         (d) Destruction, damage to, or loss of any asset of the Company (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect on the Company;

         (e) Labor trouble or other event or condition of any character that could reasonably be expected to have a Material Adverse Effect on the Company;

         (f) Change in accounting methods or practices (including, without limitation, any change in depreciation or amortization) by the Company;

         (g) Revaluation by the Company of any of its assets, which could reasonably be expected to have a Material Adverse Effect on the Company;

         (h) Except as otherwise provided by section 9.6, Declaration, setting aside, or payment of a dividend or other distribution in respect to the Shares, or any direct or indirect redemption, purchase, or other acquisition by the Company of any of its shares of capital stock;

         (i) Increase in the salary or other compensation payable or to become payable by the Company to any of its officers, directors, or employees, or the

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declaration,  payment,  or commitment or obligation of any kind for the payment, by the Company, of a bonus or other additional salary or compensation to any such person;

         (j) Inducement to any key employee of the Company to leave the employment of the Company or commit any act that affects the relations of the Company with any key employee which inducement, departure or act could reasonably be expected to have a Material Adverse Effect on the Company.

         (k) Sale or transfer of any asset of the Company, except in the ordinary course of its business which sale could reasonably be expected to have a Material Adverse Effect on the Company;

         (l) Amendment or termination of any material contract, agreement, or license to which the Company is a party, except in the ordinary course of its business;

         (m) Loan by the Company to any person or entity, or guaranty by the Company of any loan, except in the ordinary course of business;

         (n) Mortgage, pledge, or other encumbrance of any asset of the Company (except pursuant to Article XII);

         (o) Waiver or release of any right or claim of the Company, except in the ordinary course of its business;

         (p) Issuance or sale by the Company of any shares of its capital stock of any class, or of any other of its securities;

         (q) Other event or condition of any character that has or might reasonably have a Material Adverse Effect on the Company; or

         (r) Agreement by the Company to do any of the things described in the preceding Subsections (a) through (q), inclusive.

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                  7.10.  THE COMPANY'S  TAX RETURNS AND TAXES.  Within the times and in the manner prescribed by law, the Company has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. There are no present disputes as to taxes of any nature payable by the Company.

                  7.11. EXISTING EMPLOYMENT CONTRACTS. Exhibit 7.11 to this Agreement is a list of all employment contracts and all collective bargaining agreements, and all pension, bonus, profit-sharing, stock option or other agreements or arrangements providing for employee remuneration or benefits to which the Company is a party or by which the Company is bound. All of the listed contracts and arrangements are in full force and effect and neither the Company nor any other party is in default under any of them which default would have a Material Adverse Effect on the Company. There have been no claims of default and, to the best knowledge of the Company, there are no facts or conditions which, if continued, or on notice, will result in a default under these contracts or arrangements which default would have a Material Adverse Effect on the Company. There is no pending or, to the Company's knowledge, threatened labor dispute, strike, or work stoppage which would have a Material Adverse Effect on the Company.

                  7.12. COMPLIANCE WITH LAWS. The Company has complied with, and is not in violation of, applicable federal, state, and local statutes, laws, decrees, regulations (including, without limitation, any applicable building, zoning or other law, ordinance, or regulations) affecting its properties or the operations of its business which failure to comply would have a Material Adverse Effect on the Company.

                  7.13. LITIGATION. Except as set forth in Exhibit 7.13, there is no suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation pending, or to the best knowledge of the Shareholders and the Company, threatened against or affecting the Company or any

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7.13, if decided  adversely to Company,  would not result in a Material  Adverse
Effect on the Company. The Shareholders and the Company have furnished or made available to USCC copies of all relevant court papers and other documents relating to the matters set forth in Exhibit 7.13. The Company is not in default with respect to any order, writ, injunction, or decree of any federal, state, or local court, department, agency or instrumentality. Except as set forth in
Exhibit 7.13, the Company is not presently engaged in any legal action to recover moneys due to it or damages sustained by it.

                  7.14. OTHER CONTRACTS. The Company is not a party to, nor is the property of the Company bound by, any agreement not entered into in the ordinary course of business, any indenture, mortgage, deed of trust, lease or any agreement that is unusual in nature, duration or amount (including, without limitation, any agreement requiring the performance by the Company of any obligation for a period of time extending beyond one year from the Closing Date or calling for consideration of more than $100,000) except the agreements listed in exhibit 7.14, copies of which have been furnished or made available to USCC. There is no default or event that with notice or lapse of time, or both, would constitute a default, by any party to any of the listed agreements, except as set forth in Exhibit 7.14. The Company has not received notice that any party to any listed agreement intends to cancel or terminate any such agreement or exercise or not exercise any options in any such agreement, except as set forth in Exhibit 7.14.

                  7.15. THE AGREEMENT WILL NOT CAUSE BREACH. Except as set forth in Exhibit 7.15, none of which exceptions would have a Material Adverse Effect on the Company, the consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (a) a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of the articles of incorporation, bylaws or other governing documents of the Company, or of any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which the Company is a party or by which the Company or the property of the Company is bound, (b) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of the Company; or (c) the creation or imposition of any lien, charge, or encumbrance on any of the property of the Company.

                  7.16. CORPORATION DOCUMENTS. The Shareholders and the Company have furnished USCC for its examination copies of (a) the articles of incorporation, bylaws and other governing documents of the Company; (b) the minute books of the Company containing all records required to be set forth of all proceedings, consents, actions and meetings of the shareholders and directors of the Company; (c) all permits, orders, and consents issued by any governmental agency having authority over the issuance of shares or other securities with respect to the Company, or any share or security of the Company, and all applications for such permits, orders and consents; and (d) the transfer books of the Company setting forth all issuances and transfers of any capital stock or security of the Company. The articles and bylaws of the Company have not been amended except as explicitly set forth in the documents made available to USCC, or as otherwise contemplated herein, and are in full force and effect.

                  7.17 INSURANCE POLICIES. Exhibit 7.17 to this Agreement is a description of all insurance policies held by the Company concerning the business and assets of the Company. All these policies are in the respective principal amounts set forth in Exhibit 7.17. The Company is not in default with respect to payment of premiums on any such policy. No claim is pending under any such policy, except as set forth in Exhibit 7.17.

                  7.18 TRADE NAMES, TRADEMARKS AND COPYRIGHTS. To the best of the Shareholders' knowledge, the Company owns, or holds adequate licenses or other rights to use, all trademarks, service marks, trade names, and copyrights necessary for operation of its business as now conducted by it, and that use does not, and will not, conflict with, infringe on, or otherwise violate any rights of others.

                                  ARTICLE VIII
                     REPRESENTATIONS AND WARRANTIES BY USCC

                  USCC hereby represents and warrants to the Shareholders, and each of them, as follows (each of which representations and warranties is a material consideration and inducement to the Shareholders):

                  8.1 CORPORATE ORGANIZATION. USCC and subsidiary are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware, and have all requisite corporate power and authority to own their respective properties and to carry on their respective businesses as now owned by each of them, and undertake their respective obligations under this Agreement.

                  8.2. CAPITAL STRUCTURE OF USCC. USCC has an authorized capital of 25,000,000 shares of which 20,000,000 shares are designated Common Stock and 5,141,942 are outstanding, and 5,000,000 shares are designated preferred stock of which 1000 shares have been issued and designated Series A Preferred Stock, 1000 shares have been issued and designated Series B Preferred Stock, and 1000 shares have been issued and designated Series C Preferred Stock.

                  8.3 CORPORATION DOCUMENTS. USCC has furnished the Shareholders for their examination copies of (a) the certificate of incorporation, bylaws and other governing documents of USCC; (b) the minute books of USCC containing all records required to be set forth of all proceedings, consents, actions and meetings of the shareholders and directors of USCC; (c) all permits, orders, and consents issued by any governmental agency having authority over the issuance of shares or other securities with respect to USCC, or any share or security of USCC, and all applications for such permits, orders and consents; and (d) the transfer books of USCC setting forth all issuances and transfers of any capital stock or security of USCC. The certificate of incorporation and bylaws of USCC have not been amended except as explicitly set forth in the documents made available to the Shareholders and are in full force and effect.

                  8.4 COMPLIANCE WITH LAWS. USCC has complied with, and is not in violation of, applicable federal, state and local statutes, laws, decrees, regulations (including without limitation all federal and state securities laws and antitrust laws, as well as all laws, rules and regulations pertaining to Medicare and Medicaid) except for such violation as would have no Material Adverse Effect on USCC.

                  8.5 LITIGATION. There is no suit, action, arbitration, or legal, administrative or other proceeding or governmental investigation pending, or to the best knowledge of USCC, threatened against or affecting USCC or any of its businesses, assets or financial affairs which litigation could reasonably be expected to have a Material Adverse Effect on USCC. USCC is not in default with respect to any order, writ, injunction or decree of any federal, state or local court, department, agency or instrumentality which default could reasonably be expected to have a Material Adverse Effect on USCC or the Company. USCC is not presently engaged in any legal action to recover moneys due to it or damages sustained by it which action could reasonably be expected to have a Material Adverse Effect on USCC.

                  8.6 THE AGREEMENT WILL NOT CAUSE BREACH. Except as set forth in Exhibit 8.7, none of which exceptions would have a Material Adverse Effect on USCC, the consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (a) a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of the articles of incorporation, bylaws or other governing documents of USCC, or of any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which USCC is a party or by which USCC or the Subsidiary or the property of USCC is bound, (b) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of USCC; or (c) the creation or imposition of any lien, charge, or encumbrance on any of the property of USCC.

                                   ARTICLE IX
                              COVENANTS OF COMPANY

                  The Company hereby covenants and agrees that, prior to the Closing Date, it shall comply with each of the following:

                  9.1 USCC'S ACCESS TO PROPERTIES AND RECORDS. USCC has been and will continue to be provided full access by Company to all of the business, operations, properties, books, accounts, records, contracts, commitments and documents of Company and shall permit USCC to make such additional business, accounting and legal review and examination of Company as USCC shall reasonably request. Company shall cause to be afforded to USCC, its counsel, accountants and other representatives full access during normal business hours to all of the business, operations, properties, books, accounts, records, contracts, commitments and documents of the Company as USCC or its representatives shall reasonably request (including, but limited to, tax returns). During such period, the Shareholders shall, and shall cause the Company to, cooperate fully with

USCC or its representatives in connection with such review and examination. USCC and its representatives shall conduct its review in such a way as to minimize any impact on the Company.

                  9.2 CONDUCT OF BUSINESS IN NORMAL COURSE. The Company will carry on its businesses and activities diligently and in substantially the same manner as they previously have been carried out and shall not make or institute any unusual or novel methods of purchase, sale, lease, management, accounting or operation or of rendering services to its patients that will vary materially from those methods used by the Company as of the date of this Agreement.

                  9.3 CORPORATE MATTERS. Except as may otherwise be required to comply with the provisions of Section 9.7, the Company will not, except as otherwise contemplated herein, without USCC's consent, (which consent shall not be unreasonably withheld), (a) amend its articles of incorporation, bylaws or other governing documents, (b) issue any shares of its capital stock, (c) issue or create any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of its capital stock of any class might be directly or indirectly authorized, issued, or transferred from treasury, or (d) agree to do any of the acts listed above.

                  9.4 EMPLOYEES AND COMPENSATION. The Company will not, without USCC's consent, (which consent shall not be unreasonably withheld), do or agree to do any of the following: (a) grant any increase in salaries payable or to become payable to any officer, director, employee or agent, (b) increase benefits payable to any officer, director, employee or agent under any bonus or pension plan or other contract or commitment, or (c) modify any collective bargaining agreement to which the Company is a party or by which it may be bound.

                  9.5 TRANSACTIONS. The Company will not, without USCC's consent, (which consent shall not be unreasonably withheld), do or agree to do any of the following acts: (a) enter into any contract, commitment, or transaction not in the usual and ordinary course of its business; or (b) (i) during the thirty-day period commencing with the date upon which this Agreement is executed enter into any contract, commitment, or transaction in the usual and ordinary course of business involving an amount exceeding $5,000, individually, or $25,000 in the aggregate or (ii) from and after the thirty-first day following the date upon which this Agreement is executed enter into any contract, commitment, or transaction in the usual and ordinary course of business involving an amount exceeding $25,000, individually, or $100,000 in the aggregate.

                  9.6 DIVIDENDS, DISTRIBUTIONS AND ACQUISITIONS OF STOCK. The Company will not (a) declare, set aside or pay any dividend or make any distribution in respect of its capital stock, (b) directly or indirectly purchase, redeem, or otherwise acquire any shares of its capital stock, or (c) enter into any agreement obligating it to do any of the foregoing prohibited acts, notwithstanding the foregoing or any other provision of this Agreement, the parties intend and agree that the Company shall pay customary dividends and distributions through the date of the closing and at the time of closing the case balance of the company will be no greater than $1,000.00.


                  9.7 ELIMINATION OF PROFESSIONAL ASSOCIATION STATUS. The Shareholders shall cause the Company to cease to be a professional association by amending its Articles of Incorporation in accordance with Section 621.13 of the Florida Statutes.

                                    ARTICLE X
                         CONDITIONS PRECEDENT TO USCC's
                         PERFORMANCE AND TO THE CLOSING

                  The  obligations  of  USCC  to  consummate  the   transactions
contemplated herein are subject to the satisfaction by the Company or waiver by USCC of the following:

                  10.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company and the Shareholders shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on such date.

                  10.2   AGREEMENTS  AND  COVENANTS.   The  Company  shall  have
performed in all material respects all agreements and covenants required by this Agreement to have been performed or complied with by the Company.

                  10.3 SELLER CONSENTS. The Shareholders shall have obtained, and shall caused the Company to obtain, all necessary consents, waivers, authorizations and approvals of all other Persons required of the Shareholders or the Company in connection with the execution, delivery and performance by the Shareholders of this Agreement.

                  10.4 EXECUTION OF MEDICAL SERVICES AGREEMENT. USCC and Florida Radiation Oncology Group shall have entered into on or before the Closing Date a Medical Services Agreement in the form appended hereto as Exhibit 10.4.

                                   ARTICLE XI
                  CONDITIONS PRECEDENT TO THE SHAREHOLDERS' AND
                  THE COMPANY'S PERFORMANCE AND TO THE CLOSING

                  The obligations of the Company and the Shareholders to consummate the transactions contemplated herein are subject to the satisfaction by USCC or the waiver by the Company of the following:

                  11.1 REPRESENTATIONS AND WARRANTIES TRUE. All representations and warranties of USCC shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on such date.

                  11.2 AGREEMENTS AND COVENANTS. USCC shall have performed in all material respects all agreements and covenants required by this Agreement to have been performed or complied with by USCC.

                  11.3 CONSENTS. USCC shall have obtained all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, and of all other Persons required of USCC in connection with the execution, delivery and performance by USCC of this Agreement.

                  11.4 CORPORATE APPROVAL. The execution and delivery of this Agreement by USCC and the performance of its covenants and obligations under this Agreement shall have been duly authorized by all necessary action and the Shareholders and the Company shall have received copies of all resolutions pertaining to that authorization, certified by the secretary or other responsible officer of USCC.

                                   ARTICLE XII
                              CLOSING; TERMINATION

                  12.1 PLACE; DATE. The delivery of all instruments and items required or permitted to be delivered under the terms of this Agreement shall take place on the Closing Date at Stoneburner Berry Goldman & Simmons, P.A. If, by the Closing Date, the Shareholders and/or the Company shall have been unable to obtain all waivers and consents of private parties and governmental agencies required by this Agreement, then USCC, the Shareholders and the Company may, by mutual written consent, postpone the Closing to a date not later than thirty days following the Closing Date specified in Section 1.1.e; provided, that in such case, USCC shall submit such amended articles of merger to the Florida Department of State and amended certificate of merger to the Secretary of State of Delaware as may be required if necessary to identify a new Merger Date.

                  12.2 THE SHAREHOLDERS' OBLIGATIONS AT CLOSING. On the Closing Date, the Shareholders shall execute and shall deliver to USCC the following instruments, in form and substance reasonably satisfactory to USCC and its counsel, against delivery of the Preferred USCC Shares to which the Shareholders may be entitled hereunder and the documents as specified in Section 13.3:

                  (a) A certificate or certificates representing the shares in the Company; and

                  (b) Such other certificates, instruments or documents in confirmation of the representations, warranties or covenants of the Shareholders and the Company contained in the Agreement or in furtherance of the transactions contemplated by this Agreement as USCC or its counsel may reasonably request.

                  12.3 USCC'S OBLIGATION AT CLOSING. At the Closing, USCC shall deliver to the Shareholders the following instruments, in form and substance reasonably satisfactory to the Shareholders and their counsel, against delivery of the shares in the Company and the documents as specified in Section 12.2:

                  (a) the certificates representing the Preferred USCC Shares duly issued, fully paid and nonassessable and registered in the name of the Shareholders; and

                  (b) such other certificates, instruments or documents in confirmation of the representations, warranties or covenants of USCC contained in the Agreement or in furtherance of the transactions contemplated by this Agreement as the Shareholders or their counsel may reasonably request.

                  12.4 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

                  (a) by the mutual written consent of USCC and the Company;

                  (b) by any party hereto in the event that all conditions precedent to its obligations to close the transactions contemplated hereby have not been met or waived by the Closing Date (as the same may be extended pursuant to Section 13.1); or

                  (c) by any party hereto if any decree, permanent injunction, judgment, order or any action of any court or other governmental entity of competent jurisdiction prohibiting or preventing the transactions contemplated hereby shall have become final and nonappealable.

                                  ARTICLE XIII
                             EXECUTION OF DOCUMENTS

         Each of the parties, at any time before or after the Closing, shall execute, acknowledge, and deliver any further assignments, conveyances, and other assurances, documents, and instruments of transfer reasonably requested by any other party, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by such other party for the purpose of accomplishing the merger contemplated by this Agreement or for the purpose of assigning, transferring, granting, conveying, and confirming to the other party to be conveyed and transferred pursuant to this Agreement.

                                   ARTICLE XIV
                                    INDEMNITY


                  14.1  SHAREHOLDERS'  INDEMNITY.  Subject to the  provisions of
Section 14.3, the Shareholders shall indemnify, defend, and protect USCC and its officers, directors, shareholders, employees and agents (collectively, the "USCC Indemnified Parties") and shall hold the USCC Indemnified Parties harmless from and against any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorneys' fees, that the USCC Indemnified Parties may incur or suffer which arise from or relate to (a) any breach or failure by the Shareholders to perform any of their representations, warranties, covenants or agreements in this Agreement, or (b) any liability to any person or entity accruing or arising prior to the Closing Date and relating to or resulting from the Company or the operation of the business of the Company prior to the Closing Date other than those arising in the ordinary course of business to the extent that such liabilities or other obligations were incurred in creating work in progress, accounts receivable or other assets for the Company. The Shareholders' liability hereunder shall be in proportion to, and shall not exceed, the number of Preferred USCC Shares each receives from this transaction. The USCC Indemnified Parties shall promptly notify the Shareholders of any matter to which the Shareholders' indemnification obligations would apply, and shall give the Shareholders a reasonable opportunity to defend the same at their own expense and with counsel of their own selection; provided that the USCC Indemnified Parties shall at all times also have the right to fully participate in the defense at their own expense. If the Shareholders shall, within a reasonable time after such notice, fail to defend, the USCC Indemnified Parties shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle such matter on behalf, for the account, and at the risk of the USCC Indemnified Parties.

                  14.2 USCC INDEMNITY. Subject to the provisions of Section 14.3, USCC shall indemnify, defend, and protect the Shareholders and their employees and agents (collectively, the "Shareholder Indemnified Parties") and shall hold the Shareholder Indemnified Parties harmless from and against any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorneys' fees, that the Shareholder Indemnified Parties may incur or suffer which arise from or relate to (a) any breach or failure by USCC to perform any of its representations, warranties, covenants or agreements in this Agreement, or (b) any liability to any person or entity accruing or arising subsequent to the Closing Date and relating to or resulting from USCC or the operation of the business of USCC subsequent to the Closing Date. The Shareholder Indemnified Parties shall promptly notify USCC of any matter to which USCC's indemnification obligations would apply, and shall give USCC a reasonable opportunity to defend the same at its own expense and with counsel of its own selection; provided that the Shareholder Indemnified Parties shall at all times also have the right to fully participate in the defense at their own expense. If USCC shall, within a reasonable time after such notice, fail to defend, the Shareholder Indemnified Parties shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle such matter on behalf, for the account, and at the risk of the Shareholder Indemnified Parties.


                  14.3 LIMITATIONS ON WARRANTIES AND INDEMNITY. Notwithstanding anything herein to the contrary, but subject to the exception hereinafter set forth respecting recoupments, no party hereto (a) shall be liable upon or for breach of any of its warranties herein set forth with respect to claims asserted unless such claims are asserted in writing with specificity within one year after the Closing Date and (b) shall assert any claim for breach of warranty unless, and to the extent that, the aggregate of all such claims together with claims for breach of warranty asserted by such party against the same party under those agreements described in Section 11.8 shall exceed the sum of one hundred thousand dollars. Notwithstanding any limitation herein set forth, the Shareholders shall, within thirty days following written demand therefor and documentation thereof, reimburse Subsidiary in full for any sums it is obligated to repay to any insurer (including any federal or state Medicare or Medicaid payor) by way of recoupment for insurance, Medicare or Medicaid payments made to the Company prior to the Closing Date. Notwithstanding any limitations herein set forth in this Section 14.3, USCC's indemnification for a breach of its failure to deliver 1000 Preferred USCC Shares to the Shareholders at the Closing shall not be limited as to time or minimum amount of claim.

                                   ARTICLE XV
                            MISCELLANEOUS PROVISIONS

                  15.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The respective representations and warranties of all of USCC, the Shareholders and the Company shall survive the Closing and the documentation of the transactions contemplated by this Agreement for a period of three years from the date hereof.

                  15.2 NEGOTIATIONS. For a period of ninety days following the execution of this Agreement by the Shareholders and the Company, neither the Company, the Shareholders, nor any of the Shareholders, nor anyone acting on behalf of the Company, the Shareholders, or any of the Shareholders, shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any person, firm, partnership, corporation or other entity (other than USCC or its representatives), concerning any consolidation, sale of substantial assets, purchase of capital stock or other similar transaction involving the Company. During this ninety day period, the Shareholders and the Company will promptly communicate to USCC any inquiries or communications concerning any such transactions which they, or any of them, may receive or of which they, or any of them, may become aware.

                  15.3 CONFIDENTIALITY. Each party shall treat and hold as such all confidential or non-public information that it obtains from any other party pursuant to this Agreement, and shall use such confidential or non-public information solely to effect the transactions contemplated by this Agreement or for other purposes consistent with the intent of this Agreement.

                  15.4 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, heirs, representatives and assigns, as the case may be; provided, however, that no party shall assign or delegate this Agreement or any of the rights or obligations created hereunder without the prior written consent of the other party.

                  15.5 BROKERS AND FINDERS. The Shareholders and USCC each represents and warrants to the other(s) that he has not engaged any broker, finder or investment banker in connection with the transactions contemplated by this Agreement.

                  15.6 EXPENSES. The parties hereto shall bear and be solely liable for their respective legal and accounting fees incurred in connection with the preparation, execution and performance of this Agreement and any of the transactions contemplated or required by this Agreement. All other expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby shall be borne and paid by USCC.

                  15.7 ENTIRE AGREEMENT. This Agreement, together with exhibits attached hereto, represents the entire agreement and understanding of the parties hereto with reference to the transactions set forth herein, and no representations, warranties or covenants have been made in connection with this Agreement other than those expressly set forth herein, in the Schedules, agreements and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations and discussions between the parties relating to the subject matter of this Agreement, and all prior drafts of this Agreement, all of which are merged into this Agreement.

                  15.8 ARBITRATION. Any dispute between the parties arising out of this Agreement shall be submitted to final and binding arbitration in the County of Duval, Florida, under the Commercial Arbitration Rules of the American Arbitration Association then in effect, upon written notification and demand of either party therefor. In the event either party demands such arbitration, the American Arbitration Association shall be requested to submit a list of prospective arbitrators consisting of persons experienced in matters involving general business contracts. In making the award, the arbitrator shall award recovery of costs and expenses of the arbitration and reasonable attorneys' fees to the prevailing party. Any award may be entered as a judgment in any court of competent jurisdiction. Should judicial proceedings be commenced to enforce or carry out this provision or any arbitration award, the prevailing party in such proceedings shall be entitled to reasonable attorneys' fees and costs in addition to other relief. Either party shall have the right, prior to receiving an arbitration award, to obtain preliminary relief from a court of competent jurisdiction to: (a) avoid injury or prejudice to that party; or (b) to protect the rights of any party. The parties agree that venue for any judicial proceeding respecting or arising out this Agreement shall be in Duval County, Florida.

                  15.9 SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.

                  15.10   COUNTERPARTS.   This  Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. A facsimile copy of this Agreement sent by any party to any other party shall be deemed an original, and shall have the same effect as if the original hereof were actually received by the party receiving such facsimile copy.

                  15.11 GOVERNING LAW. This Agreement shall be governed by an construed in accordance with the laws of the State of Florida and, as respects the merger of the Company into the Subsidiary, by the Delaware General Corporations Law.

                  15.12 NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any right or remedies upon any person other than the parties and their respective successors and permitted assigns.

                  15.13 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed duly given if (and then two business days after) it is made in writing and sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

         If to USCC:                          U. S. Cancer Care, Inc.
                                              P.O. Box 2517
                                              Dublin, CA  94568
                                              Attention:  Jeffrey Goffman

         With a Copy to:                      Bruce D. Whitley, Esq.
                                              Venture Counsel Associates, LLP
                                              1999 Harrison St., Ste. 1300
                                              Oakland, CA  94612

         If to the Shareholders:              Dr. Shyam Paryani
                                              P.O. Box 199919
                                              Jacksonville, FL 32245-9919

         With a copy to:                      Nathan D. Goldman, Esq.
                                              Stoneburner Berry Goldman &
                                              Simmons, P.A.
                                              50 North Laura Street, Suite 330
                                              Jacksonville, FL 32202

or to such other persons or at such other addresses as shall be furnished by any party by like notice to the others. Any party may give any notice and other communications hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice or communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended.

                  15.14 WAIVER. Any party hereto may (a) extend the time for the performance of any of the obligations or acts of the other party hereto, (b) waive any inaccuracies in representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other party with any of the agreements or conditions contained herein. Any such waiver or extension pertaining to a breach or default by the other party hereto must be in writing to be binding.

                  Balance of page intentionally left blank. Signature page follows.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and attested to as of the date first written above.

USCC:

U. S. CANCER CARE, INC.,
a Delaware corporation

By:  /s/Jeffrey A. Goffman
----------------------------
Jeffrey A. Goffman, CEO


THE SHAREHOLDERS:

/s/Walter P. Scott
----------------------------
Walter P. Scott

/s/Shyam B. Paryani
---------------------------
Shyam B. Paryani

/s/Douglas Johnson
----------------------------
Douglas Johnson

/s/John Whitfield Wells,  Jr.
---------------------------
John Whitfield Wells, Jr.

/s/Sonja Schoeppel
----------------------------
Sonja Schoeppel

/s/Abhijit Deshmukh
----------------------------
Abhijit Deshmukh

THE COMPANY

Florida Cancer Center - Beaches, P.A.,
a Florida professional association

By:  /s/Shyam B. Paryani
----------------------------
      Shyam B. Paryani
      President

U:\Goldman\US Cancer Care\Beaches\Merger Agreement - 1-10-01.doc

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF ORANGE    )

     On 1-12-01, before me, Mary E. Butts, Notary Public, personally appeared Jeffrey A. Goffman.

                         personally known to me
                    X    proved to me on the basis of satisfactory evidence

SEAL

MARY E. BUTTS
COMM. #1184977
NOTARY PUBLIC - CALIFORNIA
ORANGE COUNTY
My Comm. Expires June 23, 2002


                    to be the person whose name is subscribed to the written instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the insturment the person, or the entity upon behalf of which the person acted, executed the instrument.

                                   WITNESS my hand and official seal.

                                   /s/Mary E. Butts
                                   Signature of Notary Public


                                    OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT
Title or Type of Document:    Merger Agreement
Document Date: 1-12-01        Number of Pages: 35
Signer(s) Other Than Named Above:

CAPACITY(IES) CLAIMED BY SIGNER
Signer's Name:
___  Individual
_X_  Corporate Officer - Title(s): CEO
___  Parnter - Limited or General
___  Attorney in Fact
___  Trustee
___  Guardian or Conservator
___  Other:

Signer is Representing:  U.S. Cancer Care, Inc.

STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this 15th day of January, 2001 by Shyam B. Paryani, as President of Florida Cancer Center - Beaches, P.A., a Florida professional association, on behalf of the association, who as President of the association is authorized to execute this instrument and who acknowledges that the facts stated herein are true. He (X) is personally known to me or (___) has produced _____________________ as identification.

                                        /s/Geeta Paryani
                                       --------------------------
                                       Notary Public
                                       My Commission Expires:
                                       My Commission No:

SEAL

STATE OF FLORIDA
NOTARY PUBLIC
GEETA PARYANI
My Comm. Exp. 10/15/2001
Bonded By Service Ins.
     No. CC688775

_X_ Personally Known     ___ Other I.D.

                                  SCHEDULE 2.5

                               ARTICLES OF MERGER

                                 EXHIBIT 7.4

                             STATEMENT OF OPERATIONS

                                   EXHIBIT 7.5

                             UNDISCLOSED LIABILITIES

                                     - NONE-

                                   EXHIBIT 7.6

                                   RECOUPMENTS

THE PHYSICIANS OF F.R.O.G. HAVE BEEN INFORMED BY BLUE CROSS/BLUE SHIELD OF FLORIDA THAT DUE TO THEIR COMPUTER ERROR, THERE MAY HAVE BEEN OVERPAYMENTS TO EACH OF THE PHYSICIANS. THIS MAY ALSO EFFECT EACH OF THE CENTERS BEING TRANSFERRED TO USCC. THE EXACT AMOUNT OF THE OVERPAYMENT IS UNKNOWN, BUT ANY RECOUPMENTS DUE TO THIS PROBLEM WILL BE PAID BY THE SELLERS.

                                   EXHIBIT 7.7

                                 LIST OF ASSETS



          FURNITURE AND EQUIPMENT                                $     ______.00

          MEDICAL EQUIPMENT                                         _________

          COMPUTER AND OFFICE EQUIPMENT                               _______
                      LESS ACCUMULATED DEPRECIATION               ___________

                                   EXHIBIT 7.8

                               ACCOUNTS RECEIVABLE

                                   EXHIBIT 7.9

                          CHANGES CONCERNING CONDITION

                                     - NONE-

                                  EXHIBIT 7.11

                              EMPLOYMENT CONTRACTS

                          MANAGEMENT SERVICES AGREEMENT

                        PERSONNEL LEASING AGREEMENT (BMC)

                                  EXHIBIT 7.13

                                   LITIGATION

                                     -NONE-

                                  EXHIBIT 7.14

                                    CONTRACTS

LINAC ENGINEERING

PUTNAM COMMUNITY HOSPITAL WARRANTY

DEED AND RESTRICTIONS

                                  EXHIBIT 7.17

                               INSURANCE POLICIES

INSURANCE POLICIES



U:\Goldman\US Cancer Care\Beaches\Merger Agreement - 11-20.doc







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